UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K

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CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  May 1, 2026

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Stock Yards Bancorp, Inc.

(Exact name of registrant as specified in its charter)

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Kentucky	001-13661	61-1137529
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1040 East Main Street,

Louisville, Kentucky 40206

(Address of Principal Executive Offices) (Zip Code)

(502) 582-2571

(Registrant's telephone number, including area code)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, no par value	SYBT	The NASDAQ Stock Market, LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On May 1, 2026, the Board of Directors (the “Board”) of Stock Yards Bancorp, Inc. (the “Company”) appointed Scott P. Davis to serve as a member of the Board, effective May 1, 2026, in connection with the completion of the Company’s previously announced acquisition of Field & Main Bancorp, Inc. and its subsidiary bank, Field & Main Bank, Inc. (collectively, “Field & Main”). The appointment is consistent with the previously announced intent of the Board to appoint Mr. Davis upon the completion of the acquisition. Upon the effectiveness of his appointment, Mr. Davis will serve on the Credit and Risk Committee of the Company’s Board of Directors. Effective simultaneously with this appointment, Mr. Davis was appointed to serve as a director of Stock Yards Bank & Trust Company (the “Bank”), the Company’s principal banking subsidiary, and to serve on the Bank’s Trust Committee.

Mr. Davis has served as Chief Executive Officer of Field & Main Bancorp and Field & Main Bank, Inc. and has been a member of the Field & Main Bancorp board of directors for more than three decades, including service with Ohio Valley Bancorp, Inc., a predecessor entity. Earlier in his career, Mr. Davis held positions with Hibernia National Bank, where he gained experience in trust administration, fiduciary services, and financial management.

Other than as otherwise disclosed herein, there are no arrangements or understandings with any person pursuant to which Mr. Davis was selected to serve as a director of the Company or the Bank. There have been no transactions directly or indirectly involving Mr. Davis that would be required to be disclosed pursuant to Item 404(a) of Regulation S-K of the Securities and Exchange Commission.

Mr. Davis will receive cash and equity compensation for his service as a director in the same manner as all other non-employee directors of the Board, as described in the Company’s most recent proxy statement filed with the Securities and Exchange Commission on March 12, 2026.

Item 7.01. Regulation FD Disclosure.

On May 1, 2026, the Company issued a press release announcing the completion of its previously announced acquisition of Field & Main (the “Merger”).

A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

The information furnished pursuant to this Item 7.01, including Exhibit 99.1, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall such information be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.

Item 8.01. Other Events.

On May 1, 2026, the Company completed the Merger. The Company announced the completion of the Merger in the press release furnished as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01. Financial Statements and Exhibits.

(d)  Exhibits

99.1	Press release of Stock Yards Bancorp, Inc. dated May 1, 2026
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Stock Yards Bancorp, Inc.

Date: May 1, 2026	By:	/s/ T. Clay Stinnett
T. Clay Stinnett
Executive Vice President, Treasurer and Chief Financial Officer